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                 Securities & Exchange Commission
                         Washington D.C.



                             FORM 8-K
                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report: January 14, 1997


                    MICRO GENERAL CORPORATION
      (Exact name of registrant as specified in its charter)


     Delaware                 0-8353                   95-2621545
(State or other        (Commission File Number)      (IRS Employer
 jurisdiction of                                     Identification No.)
  incorporation)

          14711 Bentley Circle, Tustin, California 92780
       (Address of principal executive office)  (Zip Code)


Registrant's telephone number, including area code: (714) 731-0557


            1740 E. Wilshire Ave., Santa Ana, CA 92705
      (Former name or address, if changed since last report)
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Item 5.   Other Events

     On January 14, 1997, Micro General Corporation announced it is no longer listed on the Nasdaq SmallCap exchange. The Company will now be listed on the OTC Bulletin Board.


Item 7.   Financial Statements and Exhibits

     (c) Exhibits.  The following exhibits are filed herewith as part of this
                    Current Report on Form 8-K.

          Exhibit A: Press release dated January 14, 1997.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICRO GENERAL CORPORATION


                                     /s/ Linda Morton
                                   Linda Morton
Dated: February 12, 1997           Corporate Secretary

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EXHIBIT A

MICRO GENERAL CORPORATION
14711 BENTLEY CIRCLE
TUSNIN, CA 92705

CONTACT:    Linda Morton
Controller  714-731-0557


                        FOR IMMEDIATE RELEASE

                   MICRO GENERAL CORPORATION REPORTS
                         NASDAQ LISTING CHANGE

    SANTA ANA, Calif., January 14, 1997 -- Micro General Corporation announced it is no longer listed on the Nasdaq SmallCap Market exchange. The Company will now be listed on the OTC Bulletin Board.

    Micro General Corporation, develops, manufactures and markets automated equipment for shipping and mailing operations, with products ranging from low-cost mechanical and electronic postal scales for personal and office use, to complete systems for high-volume processing of parcels shipped by UPS and other carriers.

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